Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to Annual Report of Northwest Biotherapeutics, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Linda F. Powers, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 23, 2020

By:	/s/ Linda F. Powers
	Name:	Linda F. Powers

	Title:	President and Chief Executive Officer
Principal Executive Officer
Principal Financial and Accounting Officer

This certification accompanies the Amendment No. 1 to Annual Report on Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Northwest Biotherapeutics, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Amendment No. 1 to Annual Report on Form 10-K), irrespective of any general incorporation language contained in such filing.